Future Policy Benefits and Other Policyholder Liabilities - Successor	12 Months Ended
Dec. 31, 2016
Future Policy Benefits and Other Policyholder Liabilities - Successor
8.	Future Policy Benefits and Other Policyholder Liabilities — Successor

Life insurance liabilities include reserves for death benefits and other policy benefits. As of December 31, 2016 and 2015, future policy benefits and other policyholder liabilities consisted of the following:

($ in thousands)	December 31, 2016	December 31, 2015
Traditional life insurance	$1,598,071	$1,567,388
Immediate fixed annuities	520,380	584,948
Accident and health insurance	1,693,598	1,580,809
Equity indexed annuities	40,298	38,739
Other	1,259,444	985,757

Total	$5,111,791	$4,757,641

Future policy benefits are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of present values range from 2.5% to 6.0% for setting reserves.

Accident and health insurance future policy benefit reserves include gross unpaid claim reserves of $218.0 million and $191.0 million as of December 31, 2016 and 2015, respectively. These amounts are fully reinsured as of December 31, 2016 and 2015.